Exhibit 10.1

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is made by and between Enochian BioSciences Inc., a Delaware corporation (the “Company”), and the other signatories listed on the signature pages hereto (each, a “Subscriber”, and collectively, the “Subscribers”) as of March ____, 2021.

WHEREAS, subject to the terms and conditions set forth in this Subscription Agreement, and pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to each Subscriber, and each Subscriber desires to purchase from the Company, the number of shares set forth next to such Subscriber’s name on the signature page a hereto (the “Shares”) of the Company’s common stock, $0.0001 par value per share (“Common Stock”), in a private placement to Persons (as defined below) who are not U.S. Persons under Regulation S (the “Offering”); and

WHEREAS, each Subscriber understands that the Offering is being made without registration of the Common Stock under the Securities Act, or any securities law of any state of the United States or of any other jurisdiction, and is being made to only non-U.S. Persons.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.                   Subscription for Shares.

(a)                 Subscription for Shares. Subject to the terms and conditions hereinafter set forth, each Subscriber hereby irrevocably subscribes for and agrees to purchase the Shares at a price per Share equal to the average of the closing sale prices of the Common Stock as reported on the Nasdaq Capital Market for the 20 trading days prior to the third day before Closing (the “Purchase Price”), and the Company agrees to sell such Shares to such Subscriber for the Purchase Price, subject to the Company’s right, in its sole discretion, to reject this subscription, in whole or in part, at any time prior to the Closing (as defined below). Each Subscriber acknowledges that such Subscriber is not entitled to cancel, terminate or revoke this Subscription Agreement. Each Subscriber further acknowledges that the Shares will be subject to restrictions on transfer as set forth in this Subscription Agreement.

2.                   Terms of Subscription.

(a)                 Payment. Each Subscriber shall make payment for the Shares to an account designated by the Company in an amount equal to the Purchase Price by wire transfer of immediately available funds at or prior to the Closing.

(b)                Acceptance of Subscription and Issuance of Shares. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to each Subscriber at the Closing (as defined below). Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue any of the Shares to any Person who is a resident of a jurisdiction in which the issuance of Shares to such Person would constitute a violation of securities, “blue sky”, or other similar laws.

(c)                 Closing. The Offering may be consummated at such place (or by electronic transmission) as may be reasonably determined by the Company (the “Closing”) to occur on a date and at a time as may be mutually acceptable to the Company and each Subscriber, in any case, prior to March 25, 2021, subject to satisfaction of the terms herein. Three days prior to Closing, the Company shall inform each Subscriber in writing of the Purchase Price as determined pursuant to Section 1(a) and the date and time of Closing, which shall be binding upon the Company and each Subscriber.

(d)                Closing Deliverables. At the Closing: (i) Each Subscriber shall deliver the Purchase Price; and (ii) the Company shall deliver a share certificate representing the Shares to such Subscriber that bears an appropriate legend referring to the fact that the Shares are subject to transfer restrictions as set forth in the Securities Act.

3.                   Representations and Warranties of Subscriber.

Each Subscriber represents and warrants to the Company that:

(a)                 Reliance on Exemptions. Such Subscriber understands that the Shares are being offered and sold in reliance upon specific exemptions from registration provided in the Securities Act, and acknowledges that the Offering has not been reviewed by the Securities and Exchange Commission or any state agency because it is intended to be an offering exempt from the registration requirements of the Securities Act pursuant to Regulation S under the Securities Act. Such Subscriber understands that the Company is relying upon, and intends that the Company rely upon, the truth and accuracy of, and such Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of Subscriber to acquire the Shares. The Company may only make offers to sell the Shares to an individual, corporation, association, general or limited partnership, joint venture, trust, estate, limited liability company, other legal entity or organization, or the foreign equivalent of any of the foregoing (each, a “Person”) outside the United States in this Offering and, if applicable, at the time any buy order is originated, the buyer is outside the United States. Such Subscriber has not received an offer to purchase Shares inside the United States and will not originate a buy order inside the United States.

(b)                Non-U.S. Person Such Subscriber is not and is not acquiring the securities for the account or benefit of any of the following (each, a “U.S. Person”):

(i)                  a natural person resident in the United States;

(ii)                a partnership or corporation organized or incorporated under the laws of the United States;

(iii)              an estate of which any executor or administrator is a U.S. Person;

(iv)               a trust of which any trustee is a U.S. Person;

(v)                an agency or branch of a foreign entity located in the United States;

(vi)               a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account any of the foregoing; or

(vii)             a partnership or corporation (A) organized or incorporated under the laws of any foreign jurisdiction, and (B) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Regulation D under the Securities Act) who are not natural persons, estates or trusts.

(d)                Investment Purpose. The Shares are being purchased for such Subscriber’s own account, for investment purposes only and not with a view to sale or resale, distribution or fractionalization of the securities under applicable U.S. federal or state securities laws. Such Subscriber is not acquiring such securities for the account or benefit of any U.S. Person and was not organized for the specific purpose of acquiring such securities. Such Subscriber will not (i) resell or offer to resell the securities, or any portion thereof, or (ii) engage in hedging transactions, in each case, except in accordance with the terms of this Agreement and in accordance with Regulation S under the Securities Act, pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act and otherwise in compliance with all applicable securities laws. Furthermore, prior to engaging in any hedging transaction or any resale of the securities, or any portion thereof, by such Subscriber, such Subscriber shall provide the Company with an opinion of counsel acceptable to the Company in its sole discretion and in a form acceptable to the Company in its sole discretion, that any such proposed sale or hedging transaction is in compliance with the Securities Act or an exemption therefrom. Such Subscriber has no contract, undertaking, agreement, or arrangement with any Person to sell, distribute, transfer, or pledge to such Person or anyone else the Shares which such Subscriber hereby subscribes to purchase, or any interest therein, and such Subscriber has no present plans to enter into any such contract, undertaking, agreement, or arrangement. Such Subscriber agrees that the Company and its affiliates shall not be required to give effect to any purported transfer of such Shares except upon compliance with the foregoing restrictions.

(e)                 Risk of Investment. Such Subscriber recognizes that the purchase of the Shares involves a high degree of risk in that: (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (ii) transferability of the Shares is limited; and (iii) the Company may require substantial additional funds to operate its business and there can be no assurance that the Offering will be completed.

(f)                  Use of Proceeds. Such Subscriber understands that the net proceeds of the Offering will be used in the development of the Company’s therapies, and for working capital and general corporate purposes.

(g)                Prior Investment Experience. Such Subscriber understands the business in which the Company is engaged and has such knowledge and experience in business and financial matters that such Subscriber is capable of evaluating the merits and risks of the investment in the Shares. Such Subscriber has prior investment experience, and Subscriber recognizes the highly speculative nature of this investment.

(h)                Information and Non-Reliance.

(i)                  Such Subscriber acknowledges that such Subscriber has carefully reviewed this Subscription Agreement, which such Subscriber acknowledges has been provided to such Subscriber. Such Subscriber has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering and the Subscription Agreement and to obtain such additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as such Subscriber reasonably desires in order to evaluate the investment. Such Subscriber understands the Subscription Agreement, and such Subscriber has had the opportunity to discuss any questions regarding the Subscription Agreement with such Subscriber’s counsel or other advisor. Notwithstanding the foregoing, the only information upon which such Subscriber has relied is that set forth in the Subscription Agreement and the results of independent investigation by such Subscriber. Such Subscriber has received no representations or warranties from the Company, its employees, agents or attorneys in making this investment decision other than as set forth in the Subscription Agreement. Such Subscriber does not desire to receive any further information.

(ii)                Such Subscriber represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Shares, it being understood that information and explanations related to the terms and conditions of the Shares and the Subscription Agreement shall not be considered investment advice or a recommendation to purchase the Shares.

(iii)              Such Subscriber confirms that the Company has not (i) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) an of investment in the Shares or (ii) made any representation to such Subscriber regarding the legality of an investment in the Shares under applicable legal investment or similar laws or regulations. In deciding to purchase the Shares, such Subscriber is not relying on the advice or recommendations of the Company and such Subscriber has made its own independent decision that the investment in the Shares is suitable and appropriate for such Subscriber.

(i)                  Tax Consequences. Such Subscriber acknowledges that the Offering may involve tax consequences and that the contents of the Subscription Agreement do not contain tax advice or information. Such Subscriber acknowledges that such Subscriber must retain such Subscriber’s own professional advisors to evaluate the tax and other consequences of an investment in the Shares. Such Subscriber intends to acquire the Shares without regard to tax consequences.

(j)                  Transfer or Resale. Such Subscriber understands that the Shares have not been registered under the Securities Act or the securities laws of any state and, as a result thereof, are subject to substantial restrictions on transfer. Such Subscriber acknowledges that such Subscriber may be precluded from selling or otherwise disposing of the Shares for an indefinite period of time and that in no circumstance may the Shares be transferred to any U.S. Person for six (6) months. Such Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Shares under the Securities Act. Such Subscriber consents that the Company may, if it desires, permit the transfer of the Shares out of Subscriber’s name only when Subscriber’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Securities Act or any applicable state “blue sky” laws. Such Subscriber also understands that sales or transfers of the Shares are further restricted by the Confidentiality Agreement (as defined below). Such Subscriber acknowledges and agrees that such Subscriber will not sell or transfer the Shares to any Person prior to the earlier of (i) the date on which public disclosure of the Confidential Information, as defined and covered by the Confidentiality Agreement, is made in accordance with terms of the Confidentiality Agreement or (ii) October 1, 2021. Notwithstanding any of the foregoing, such Subscriber acknowledges that the Company may refuse to register any transfer of the Shares if such transfer is not made in accordance with the provisions of this Regulation S under the Securities Act or this Section 3(j).

(k)                Due Authorization; Enforcement. Such Subscriber has all requisite power and authority (and in the case of an individual, capacity) to purchase and hold the Shares, to execute, deliver and perform such Subscriber’s obligations under this Subscription Agreement and when executed and delivered by such Subscriber, this Subscription Agreement will constitute legal, valid and binding agreements of such Subscriber enforceable against such Subscriber in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(l)                  Address. The residence address of such Subscriber furnished by such Subscriber on the signature page hereto is such Subscriber’s principal residence if such Subscriber is an individual or its principal business address if it is a corporation, partnership, trust or other entity.

(m)               Compliance with Laws. Such Subscriber will comply with all applicable laws and regulations in effect in any jurisdiction in which such Subscriber purchases or sells Shares and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which such Subscriber is subject or in which such Subscriber makes such purchases or sales, and the Company shall have no responsibility therefore. Such Subscriber shall not effect any transactions in the Company’s securities other than the purchase of the Shares while Subscriber is in possession of material non-public information, until such time all material non-public information has been disclosed by the Company.

(n)                Accuracy of Representations and Warranties. The information set forth herein concerning such Subscriber is true and correct. Such Subscriber understands that, unless such Subscriber notifies the Company in writing to the contrary at or before the Closing, each of such Subscriber’s representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by such Subscriber.

(o)                Entity Representation. If such Subscriber is a corporation, partnership, trust or other entity, such entity further represents and warrants that it was not formed for the purpose of investing in the Company.

(p)                Confidentiality. Such Subscriber has executed and delivered to the Company that certain Confidentiality Agreement in the form attached hereto as Annex A (the “Confidentiality Agreement”).

4.                   Representations and Warranties of the Company.

The Company represents and warrants to each Subscriber that:

(a)                 Organization. The Company is organized and validly existing in good standing under the laws of the state of Delaware.

(b)                Due Authorization, Enforcement and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Subscription Agreement, and when executed and delivered by the Company, this Subscription Agreement will constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Shares have been duly authorized and, when issued and paid for in accordance with the terms of this Subscription Agreement, will be duly and validly issued, fully paid and nonassessable.

(c)                 Noncontravention. The execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated hereby will not conflict with or constitute a violation of, or default under (i) any material agreement to which the Company is a party or by which it or any of its properties are bound or (ii) the organizational documents of the Company.

5.                   Conditions to Obligations of each Subscriber and the Company.

The obligations of each Subscriber to purchase and pay for the Shares specified on the signature page hereto and of the Company to sell the Shares are subject to the satisfaction at or prior to the Closing of the following conditions precedent:

(a)                 Representations and Warranties. The representations and warranties of such Subscriber contained in Section 3 hereof and of the Company contained in Section 4 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing.

6.                   Legends.

The certificates representing the Shares sold pursuant to this Subscription Agreement will be imprinted with legends in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN ACCORDANCE WITH REGULATION S PROMULGATED UNDER THE ACT. IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED EXCEPT IN COMPLIANCE WITH THE ACT.”

Certificates may also bear any other legend language that may be determined by the Company and its counsel from time to time.

7.                   United States Anti-Money Laundering Program. Each Subscriber understands that the Company’s Board of Directors is required to comply with applicable anti-money laundering provisions under the United States PATRIOT Act of 2001, as amended (the “USA PATRIOT Act”). As a condition to acceptance of each Subscriber’s investment in the Company, such Subscriber makes the representations and agreements set forth on Annex B attached hereto, and agrees to provide to the Company true and correct copies of the applicable documentation pursuant to the requirements of Annex C, attached hereto. The Company reserves the right to request such additional information as is necessary to verify the identity of each Subscriber and the underlying beneficial owner of such Subscriber’s interest in the Company. In the event of delay or failure by such Subscriber to produce any information required for verification purposes, the Company may refuse to accept a subscription or may cause the withdrawal of such Subscriber from the Company.

8.                   Miscellaneous

(a)                 Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Subscription Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by email or facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses, email and facsimile numbers for such communications shall be:

If to the Company:

                Enochian BioSciences Inc.

2080 Century Park East

Suite # 906

90067 Los Angeles, CA

Phone: (786) 888-1685

E-mail: lpuche@enochianbio.com

Attention: Luisa Puche

with a copy to:                      K&L Gates LLP

200 South Biscayne Boulevard

Suite 3900

Miami, FL 33131

Facsimile: (305) 359-3306

E-mail: clayton.parker@klgates.com

Attention: Clayton E. Parker, Esq.

If to a Subscriber, to its residence address (or mailing address, if different), email and facsimile number set forth at the end of this Subscription Agreement, or to such other address, email and/or facsimile number and/or to the attention of such other individual as specified by written notice given to the Company five (5) calendar days prior to the effectiveness of such change.

(b)                Entire Agreement; Amendment. This Subscription Agreement and the Confidentiality Agreement, supersede all other prior oral or written agreements between each Subscriber, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and constitutes the entire understanding of the parties with respect to the matters covered herein. No provision of this Subscription Agreement may be amended or waived other than by an instrument in writing signed by the Company and each Subscriber.

(c)                 Severability. If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement in that jurisdiction or the validity or enforceability of any provision of this Subscription Agreement in any other jurisdiction.

(d)                Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the state of Florida, without giving effect to any choice of law or conflict of law provision or rule.

(e)                 Consent to Personal Jurisdiction and Venue; Waiver of Jury Trial; Waiver of Service of Process Each Subscriber hereby consents to personal jurisdiction and exclusive venue in the Circuit Court in and for Miami-Dade County, Florida. Furthermore, each Subscriber and Company hereby expressly waive a trial by jury in any action between such Subscriber and the Company arising out of or in connection with this Agreement. For purposes of this Section, the term “Subscriber” includes any business entity owned or controlled by the Subscriber. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such Notices on this signature page of this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

(f)                Successors and Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. A Subscriber shall not assign its rights hereunder without the prior written consent of the Company.

(g)                No Third Party Beneficiaries. This Subscription Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(h)                  Notification of Changes. Each Subscriber hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Shares pursuant to this Subscription Agreement which would cause any representation, warranty or covenant of such Subscriber contained in this Subscription Agreement to be false or incorrect.

(i)                  Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the consummation of the transactions contemplated hereby.

(j)                Legal Representation. Each Subscriber acknowledges that: (i) such Subscriber has read this Subscription Agreement and the annexes referred to herein; (ii) such Subscriber understands that the Company has been represented in the preparation, negotiation and execution of the Subscription Agreement; and (iii) such Subscriber understands the terms and conditions of the Subscription Agreement and is fully aware of their legal and binding effect.

(k)                  Expenses. Each party will bear its own costs and expenses (including legal and accounting fees and expenses) incurred in connection with this Subscription Agreement and the transactions contemplated hereby.

(l)               Counterparts. This Subscription Agreement may be executed in counterparts, all of which shall be considered one and the same agreement. The exchange of signature pages by electronic signature, by electronic mail in “portable document format” (“.pdf”) form or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document shall constitute effective execution and delivery of this Agreement as to the parties.

[SIGNATURE PAGES FOLLOW]

SUBSCRIBER SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, and intending to be legally bound hereby, each Subscriber has caused this Subscription Agreement to be duly executed as of as of the date first set forth above, and by executing this signature page, hereby executes, adopts and agrees to all terms, conditions, and representations contained in the foregoing Subscription Agreement and hereby subscribes for the Shares offered by the Company in the amount set forth below.

SUBSCRIBER:

__________________

Signature

__________________

Print Name

Shares (number of shares of Common Stock subscribed for): ____________
or
Dollars (amount of Common Stock subscribed for in US Dollars): _____________________

Residence Address:	Mailing Address, if different from Residence Address:

COMPANY SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, and intending to be legally bound hereby, Enochian Biosciences Inc. has caused this Subscription Agreement to be duly executed as of as of the date first set forth above, and by executing this signature page, hereby executes, adopts and agrees to all terms, conditions, and representations contained in the foregoing Subscription Agreement.

Accepted and Agreed:

ENOCHIAN BIOSCIENCES INC.

By: _____________________________

Name: _______________

Title: _______________

Annex A

Annex B

UNITED STATES ANTI-MONEY LAUNDERING

REPRESENTATIONS AND WARRANTIES

In connection with the acquisition of the Company’s Shares, each Subscriber hereby represents, warrants and covenants to the Company as follows:

1.                   Such Subscriber has reviewed the website of the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), and conducted such other investigation as such Subscriber deems necessary or prudent, prior to making these representations and warranties. Such Subscriber acknowledges that U.S. federal regulations and executive orders administered by OFAC prohibit, among other things, engaging in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.

2.                   All evidence of identity provided in connection with such Subscriber’s acquisition of Shares is genuine and all related information furnished is accurate.

3.                   Such Subscriber understands and agrees that the investment of funds is prohibited by or restricted with respect to any persons or entities: (i) acting, directly or indirectly, on behalf of terrorists or terrorist organizations, including those persons, entities and organizations that are included on any of the OFAC lists; (ii) residing or having a place of business in a country or territory named on such lists or which is designated as a Non-Cooperative Jurisdiction by the Financial Action Task Force on Money Laundering (“FATF”), or whose subscription funds are transferred from or through such a jurisdiction; (iii) (A) that are a “Foreign Shell Bank” within the meaning of the USA PATRIOT Act or (B) that are a foreign bank other than a “Regulated Affiliate” that is barred, pursuant to its banking license, from conducting banking activities with the citizens of, or with the local currency of, the country that issued the license or (C) whose subscription funds are transferred from or through the entities listed in foregoing clauses (A) and (B); or (iv) residing in, or organized under the laws of, a jurisdiction designated by the Secretary of the Treasury under Sections 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns. Such persons or entities in (i) through (iv) are collectively referred to as “Restricted Persons.” Neither such Subscriber, nor any person or entity controlling, controlled by, or under common control with, such Subscriber, any investors in such Subscriber (if such Subscriber is a pooled investment vehicle) or any person or entity for whom such Subscriber is acting as agent, representative, intermediary, nominee or similar capacity (each such investor in such Subscriber and each such person for whom such Subscriber acts as agent, representative, intermediary, nominee or in a similar capacity, an “Underlying Beneficial Owner”) in connection with the acquisition of Shares is a Restricted Person.

4.                   No funds tendered for the acquisition of Shares are directly or indirectly derived from activities that may contravene U.S. federal, state or non-U.S. laws and regulations, including anti-money laundering laws, rules and regulations, and no capital contribution in relation to Shares acquired by such Subscriber or, if applicable, any Underlying Beneficial Owner will be derived from any illegal or illegitimate activities.

5.                   To the extent such Subscriber has any Underlying Beneficial Owners, such Subscriber: (i) has carried out thorough due diligence as to, and established the identities of, the Underlying Beneficial Owners and any related persons to the extent required by applicable law and regulations (“Related Persons”); (ii) holds the evidence of such identities and will maintain all such evidence for at least five years from the date of the completion of the liquidation of the Company; and (iii) will make such information available to the Company upon the Company’s request.

6.                   Such Subscriber acknowledges and understands that the Company, in its sole discretion, may decline to accept any subscription for Shares by a person who is a “Covered Person” within the meaning of the Guidance on Enhanced Scrutiny for Transactions that May Involve the Proceeds of Foreign Official Corruption, issued by the U.S. Department of the Treasury, et al., January, 2001. Accordingly, such Subscriber agrees to inform the Company, prior to its acquisition of Shares, if such Subscriber or any person controlling, controlled by, or under common control with, such Subscriber, or for whom such Subscriber is acting as agent or nominee in connection with the acquisition of Shares, is a Covered Person.

7.                   Such Subscriber agrees to provide any information (including confidential information about such Subscriber and, if applicable, any Underlying Beneficial Owner or Related Person) to any person deemed necessary by the Company, in its sole and absolute discretion, to comply with its anti-money laundering responsibilities and policies and any laws, rules and regulations applicable to an investment held or proposed to be held by the Company.

8.                   Such Subscriber authorizes and permits the Company, using its own reasonable business judgment, to report information about such Subscriber, or any person controlling, controlled by, or under common control with such Subscriber, to appropriate authorities, and such Subscriber agrees not to hold them liable for any loss or injury that may occur as the result of providing such information.

9.                   Such Subscriber agrees that, in the event of a material change with respect to the information provided in connection with the purchase of the Shares, such Subscriber will provide the Company promptly with updated information affected by the material change.

10.                Such Subscriber agrees that, notwithstanding any statement to the contrary in any agreement into which it has entered that relates to the Company, or any statement to the contrary in any private placement memorandum of the Company, if the Company determines that such Subscriber has appeared on a list of known or suspected terrorists or terrorist organizations compiled by any U.S. or non-U.S. governmental agency, or that any information provided by such Subscriber in connection with the acquisition of Shares is no longer true or accurate, the Company, without limiting any other rights available under any agreement between the Company and such Subscriber, shall be authorized to take any action it deems necessary or appropriate as a result thereof. The Company may be obligated to “freeze the account” of such Subscriber, either by prohibiting additional capital contributions, restricting any distributions and/or declining any requests to transfer such Subscriber’s Shares. In addition, in any such event, such Subscriber may forfeit its Shares, may be forced to withdraw from the Company or may otherwise be subject to the remedies required by law, and such Subscriber shall have no claim against the Company nor its officers, directors, employees, agents, control persons, affiliates and professional advisors and such parties shall be held harmless and indemnified by such Subscriber in accordance with the indemnification section of this Agreement for any form of damages as a result of any of the actions described in this paragraph. The Company may also be required to report such action and to disclose such Subscriber’s identity or provide other information with respect to such Subscriber to OFAC or other governmental entities.

11.                Such Subscriber acknowledges and agrees that any distributions paid to it by the Company will be paid to, and any contributions made by it to the Company will be made from, an account in such Subscriber’s name unless the Company, in its sole discretion, agrees otherwise.

12.                Such Subscriber understands, acknowledges and agrees that the acceptance of this Agreement, together with the appropriate remittance, will not breach any applicable money laundering or related rules or regulations (including, without limitation, any statutes, rules or regulations in effect under the laws of the U.S.A. pertaining to prohibitions on money laundering or to transacting business or dealing in property that may be blocked or may belong to Specially Designated Nationals, as such term is used by OFAC).

Annex C

ANTI-MONEY LAUNDERING DOCUMENTATION

Each Subscriber has delivered, or is concurrently delivering herewith, the true, correct and applicable documentation noted below that is applicable to such Subscriber:

(i)	Individuals (each of the following):
(A)	Certified (notarized) copy of passport or other valid government identification document displaying the true name, signature, date of birth and photograph of such Subscriber (with certified English translation, if necessary); and
(B)	Copy of a recent bank statement or utility bill showing such Subscriber’s current home address.
(ii)	Corporate (each of the following):
(A)	Certificate of Incorporation (or equivalent) with evidence of any name changes;
(B)	Certificate of Good Standing;
(C)	Director resolution authorizing the investment, if applicable;
(D)	Current list or register of Directors;
(E)	Specimen signatures of persons authorized to bind such Subscriber with regard to its investments with name and office held printed underneath or Powers of Attorney or Letters of Authority (if applicable);
(F)	Information on at least two Directors (see (i) above for individuals and (ii) for all other entities);
(G)	Evidence of identity for authorized signatories and all beneficial owners of such Subscriber >25% OR comfort letter (see (i) above for individuals and (ii) for all other entities); and
(H)	Signed copy of such Subscriber’s latest available financial statements.
(iii)	Limited Partnership (or Limited Liability Company) (each of the following):
(A)	Certificate of Limited Partnership (or equivalent) (evidencing registered address) with evidence of any name changes;
(B)	Certified copy of the limited partnership agreement (or equivalent);
(C)	Limited partnership mandate (or equivalent) for making the investment (if any);
(D)	Specimen signatures of persons authorized to bind such Subscriber with regard to its investments with name and office held printed underneath or Powers of Attorney or Letters of Authority (if applicable);
(E)	Information on the individual(s) that control the general partner (or managing member, if applicable) (see (i) above for individuals and (ii) for all other entities);
(F)	Evidence of identity for authorized signatories and all beneficial owners of such Subscriber >25% OR comfort letter (see (i) above for individuals and (ii) for all other entities); and
(G)	Signed copy of such Subscriber’s latest available financial statements.

(iv)	Trust (each of the following):
(A)	Certified copy of Trust Deed/Agreement (including trust name, nature of trust, trustees, authorizations, date of trust and principal address);
(B)	Information about the trustee(s) and settlor(s) (or beneficial owner(s), if different than the settlor(s)) (see (i) above for individuals and (ii) for all other entities); and
(C)	Signed copy of such Subscriber’s latest available financial statements.
(v)	Private Pension Plans or Not For Profit (including Foundations and Charities) (each of the following):
(A)	Certified copy of the entity’s formation documents;
(B)	An explanation of the nature of the entity’s purpose and operations;
(C)	Evidence of identity for authorized signatories, anyone who gives instructions on behalf of the entity and all beneficial owners of such Subscriber >25% OR comfort letter (see (i) above for individuals and (ii) for all other entities); and
(D)	Confirmation of not for profit designation from the applicable government authority.
(vi)	Financial Institutions (additional requirements):

In addition to the applicable requirements above, banks, brokers and other financial institutions must deliver a representation letter in the form determined by the Company indicating that they have established and implemented anti-money laundering procedures reasonably designed to achieve compliance with the USA PATRIOT Act.

Each Subscriber acknowledges that the Company and its affiliates may require further identification of such Subscriber or source of funds before the subscription can be processed, and the Company and its officers, directors, employees, agents, control persons, affiliates and professional advisors shall be held harmless and indemnified in accordance with the indemnification provisions of the Subscription Agreement as a result of a failure to process the subscription if such information as has been required by the Company has not been provided by such Subscriber. Such Subscriber agrees to provide any information deemed necessary by the Company in its sole and absolute discretion to comply with its anti-money laundering policies and obligations.